Leases - Carrying value of property leased or held for lease to others (Details) - Property leased or held for lease $ in Thousands	Dec. 31, 2018 USD ($)
Construction aggregates property	$ 35,294
Commercial property	55,842
Carrying Value of property owned by the Company leased or held for lease, gross	91,136
Less accumulated depreciation and depletion	17,223
Carrying Value of property owned by the Company leased or held for lease, net	$ 73,913